Exhibit 99.1

Dollar Tree, Inc. to Host First Quarter Earnings Conference Call

CHESAPEAKE, Va. - May 14, 2020 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores, will host its conference call for investors and analysts to discuss financial results for the first quarter ended May 2, 2020.

WHEN:	Thursday, May 28, 2020
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800-458-4148 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Thursday, June 4, and may be accessed by dialing 888-203-1112. Please enter Passcode # 5913795.

CONTACT:	Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284

www.DollarTree.com
DLTR-E